UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

Impax Laboratories, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 476-2000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 29, 2009, the Board of Directors of Impax Laboratories, Inc. (the “Company” or “Impax”) approved amended and restated bylaws of the Company (the “Restated Bylaws”). The Restated Bylaws are attached as Exhibit 3.1 to this report.
The Restated Bylaws amend the prior bylaws in the following principal respects:
Article II, Section 3 (Special Meetings of Stockholders). This section was amended to, among other things, prescribe the information that must be included in a request from stockholders for the Board to call a special meeting of stockholders. The amendment requires the request to include the purpose of the special meeting and information about the requesting stockholders, including information with respect to the requesting stockholders’ ownership of the Company’s capital stock and any other information about them that would be required to be included in a proxy statement filed with the Securities and Exchange Commission (the “SEC”) pursuant to the SEC’s proxy rules. As amended, this section requires stockholders requesting that a special meeting be called to represent at least 20% in interest of the shares entitled to vote at a special meeting and that the request come from the record holders of such shares.
The amended section also includes certain procedural safeguards that must be complied with in connection with such requests. These procedural safeguards include informational provisions which provide a mechanism for the Company to determine that the requesting persons are, in fact, stockholders of the Company and hold the requisite percentage of shares. The procedural safeguards also require the requesting holders to continue to hold the requisite percentage of shares through the date of the special meeting to ensure that the requesting stockholders maintain an investment interest in the Company through the meeting date.
To safeguard the resources of the Company from the substantial administrative and financial burdens and disruptive effects that serial stockholder meetings on the same matter would impose on the Company, this section provides, among other things, that the Board is not required to call a special meeting at the request of a stockholder if (i) an identical or substantially similar item (a “Similar Item) was presented at any meeting of stockholders held within 120 days prior to receipt by the Company of the special meeting request, (ii) a Similar Item is included in the Company’s notice of meeting as an item of business to be brought before a stockholders’ meeting that has been called but not yet held, or (iii) the Board presents a Similar Item for stockholder approval at any other meeting of stockholders that is held within 120 days after the Company receives the special meeting request. In addition, the Board is not required to call a special meeting if (i) the request for a special meeting is received by the Company during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, or (ii) the special meeting request relates to an item that is not a proper subject for stockholder action under the Delaware General Corporation Law, as amended (the “DGCL”).
A special meeting of stockholders is a very expensive and time-consuming event because of the legal costs incurred in preparing the required disclosure documents, printing and mailing costs, and the time commitment required of the Board and members of senior management to prepare for and conduct the special meeting. Calling special meetings of stockholders should not be routine and should relate only to extraordinary events that occur when either fiduciary obligations or strategic concerns require that the matters to be addressed cannot wait until the next annual meeting of stockholders. Notwithstanding the significant costs involved in calling and holding special meetings of stockholders, however, the Board recognizes that special meetings do allow stockholders to further participate in corporate governance and, when appropriately requested, to make proposals that could ultimately benefit, and be in the best interests of, all stockholders and that stockholders should not be unduly hindered in their ability to request that a special meeting be called. The Board believes, however, that it is necessary to impose safeguards to ensure that the right to call a special meeting is not abused by a stockholder seeking to use the Company’s resources to advance narrow or special causes that have little or no benefit to the other stockholders and are not in the best interests of the Company and its broader stockholder base. Accordingly, included among such safeguards is a requirement that the stockholders requesting a special meeting satisfy a minimum ownership threshold in the aggregate. The Board believes that the 20% ownership threshold required to request that a special meeting be called represents a sufficiently significant ownership to require the Company to hold a special meeting to consider the purposes set forth in the stockholder’s request. The Board further believes that the 20% ownership threshold, together with the other safeguards that have been adopted, strike the appropriate balance between affording stockholders the ability to participate in the corporate governance of the Company and protecting stockholders in general against a dissident stockholder seeking to utilize the Company’s resources to advance narrow or special causes that have little or no benefit to other stockholders and are not in the best interests of the Company and its broader stockholder base.

Article II, Section 8 (Conduct of Stockholders’ Meetings). This section was amended to provide that the Board and the chairman of any stockholders’ meeting shall have the authority to adopt such rules or regulations for the conduct of meetings of stockholders as are deemed necessary, appropriate or convenient for the proper conduct of the meeting.
The Impax Board believes that this amendment will help provide for a more orderly and efficient process for conducting meetings of stockholders.
Article II, Section 11 (Adjournment of Meetings). This section was amended to permit adjournments of stockholders’ meetings to be called by the chairman of the meeting or the holders of a majority of the votes entitled to be cast by stockholders who are present in person or by proxy at the meeting whether or not a quorum exists.
Article II, Section 12 (Notice of Stockholder Proposals). This section was added to provide that at any annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before such meeting. To be properly brought before an annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly and timely brought before the meeting by any stockholder Company in compliance with the notice procedures and other provisions of this section. This section also provides the process for a stockholder to follow to bring business before the annual meeting, including the delivery of timely and proper advance written notice to the Company. To be timely, such notice must be received by the Company’s Secretary by the close of business not earlier than the 120th day, and not later than the 90th day, prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders. If no annual meeting was held in the previous year or the annual meeting in question is called for a date that is more than 30 days earlier or more than 60 calendar days later than such anniversary date, such notice must be received not earlier than the 120th day prior to the date of such annual meeting and not later than the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of meeting is less than 100 days prior to the meeting date, the 10th day following the day of the announcement.
This section also requires that such advance notice provided by a stockholder must be in proper written form and must include certain representations of the stockholder and provide detailed information with respect to, among other things, (i) the stockholder’s proposals, (ii) the stockholder submitting the proposals and the shares of the Company’s capital stock held beneficially and of record by such stockholder, (iii) any persons associated with the stockholder submitting the proposal (as more fully described in the Restated Bylaws, a “Stockholder Associated Person”) and the shares of the Company’s capital stock held beneficially and of record by such persons, and (iv) any material interest of the stockholder submitting the proposals or any Stockholder Associated Person, or any anticipated benefit thereto, in the stockholder proposal.
The Board believes that these advance-notice provisions provide the benefits of (i) a more orderly process for conducting a stockholders’ meeting; (ii) an opportunity for the Board to inform stockholders of any business proposed to be conducted at a stockholders’ meeting and to make informed recommendations or present alternatives to stockholders; and (iii) enabling stockholders to be in a better position to determine whether they will attend a stockholders’ meeting or grant a proxy with respect to the business to be conducted at such meeting. The Board believes that the absence of any advance-notice provisions facilitates the ability of a dissident stockholder to make a proposal directly from the floor of a meeting and thereby deprive the Board of the opportunity to fully and properly inform and advise the stockholders in advance of such meeting.
Article III, Section 16 (Qualifications). This section was amended to require each director and nominee for election as a director to deliver to the Company’s Secretary a completed questionnaire with respect to the director’s or nominee’s background and a representation and agreement (the “Prospective Director Agreement”). The Prospective Director Agreement requires directors and nominees to disclose certain types of voting commitments and compensation arrangements and represent that the director or nominee, if elected, would be in compliance with all of the Company’s policies and guidelines concerning corporate governance, conflicts of interest, confidentiality, corporate opportunity, securities ownership and stock trading.

Article III, Section 17(a) (Notice of Nominations for Directors — Annual Meetings of Stockholders). This section was amended to require that stockholders seeking to nominate persons for election to the Board at an annual meeting of stockholders to deliver a timely and proper advance written notice to the Company. To be timely, such notice must be received by the Company’s Secretary by the close of business not earlier than the 120th day, and not later than the 90th day, prior to the first anniversary of the immediately preceding year’s annual meeting. If no annual meeting was held in the previous year or the annual meeting is called for a date that is more than 30 days earlier or more than 60 days later than such anniversary date, the notice must be received not earlier than the 120th day prior to the date of the meeting in question and not later than the later of the 90th day prior to the meeting date or, if the first public announcement of the date of the meeting is less than 100 days prior to the meeting date, the 10th day following the day of the announcement.
This section also requires, among other things, a stockholder notice of director nomination at an annual meeting to include certain representations from the stockholder and detailed information about (i) the stockholder submitting the notice and any Stockholder Associated Persons and the shares of the Company’s capital stock held beneficially and of record by such persons, (ii) each person whom the stockholder proposes to nominate for election as a director and the shares of the Company’s capital stock held beneficially and of record by such persons, (iii) certain direct and indirect material compensation and other monetary agreements, arrangements and understandings between or among the persons being nominated and the stockholder proposing such persons for nomination or any Stockholder Associated Person, and (iv) any material interest of the stockholder submitting a notice of director nomination or any Stockholder Associated Person in the election of the proposed nominees.
The Board believes that these advance-nomination provisions provide the benefits of (i) a more orderly process for conducting a meeting of stockholders; (ii) affording the Board an opportunity to consider the qualifications and suitability of any proposed nominees and to make informed recommendations concerning them; and (iii) enabling stockholders to be in a better position to determine whether they will attend a meeting of stockholders or grant a proxy with respect to the election of directors at such meeting. The Board believes that the absence of any advance-nomination provisions facilitates the ability of a dissident stockholder to make a nomination directly from the floor of a meeting, thereby depriving the Board of the opportunity to fully and properly inform and advise the stockholders in advance of such meeting.
Article III, Section 17(b) (Notice of Nominations for Directors — Special Meetings of Stockholders). This section was amended to provide the process for stockholders to follow in submitting nominations of persons for election to the Board at a special meeting of stockholders. It provides that nominations of persons for election to the Board may be made at a special meeting at which directors are to be elected (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the Board, or (iii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Company who (A) is a stockholder of record at the time of giving of notice, (B) is a stockholder of record on the record date for the determination of the stockholders entitled to vote at such meeting, (C) is a stockholder of record at the time of such meeting, (D) is entitled to vote at such meeting, and (E) provides the required notice with respect to any nomination to the Company’s Secretary by the close of business not earlier than the 120th day prior to the date of such special meeting and not later than the 90th day prior to the date of such special meeting or, if the first public announcement made by the Company of the date of such special meeting is less than 100 days prior to the date of such special meeting, not later than the 10th day following the day of the announcement. This section also requires, among other things, that a notice of nomination with respect to the election of directors at a special meeting include certain representations by the stockholder and detailed information about (i) the stockholder submitting the notice and any Stockholder Associated Persons and the shares of the Company’s capital stock held beneficially and of record by such persons, (ii) each person whom the stockholder proposes to nominate for election as a director and the shares of the Company’s capital stock held beneficially and of record by such persons, (iii) certain direct and indirect material compensation and other monetary agreements, arrangements and understandings between or among the persons being nominated and the stockholder proposing such persons for nomination or any Stockholder Associated Person, and (iv) any material interest of the stockholder submitting a notice of director nomination or any Stockholder Associated Person in the election of the proposed nominees.
Article III, Section 19 (Removal of Directors). This section was amended to add a definition of the “cause” sufficient to remove a director. The term “cause” is defined as (i) a final conviction of a felony involving moral turpitude, or (ii) willful misconduct that is materially and demonstrably injurious economically to the Company. For purposes of this definition, the Bylaw provides that no act, or failure to act, by a director shall be considered “willful” unless committed in bad faith and without a reasonable belief that the act or failure to act was in the best interest of the Company. The Bylaw further provides that “cause” shall not exist unless and until the Company has delivered to the director a written notice of the director’s failure to act that constitutes “cause” and, if cure is possible, such director shall not have cured such act or omission within 90 days thereafter.

Article III, Section 20 (Vacancies in the Board). This section was amended to clarify that vacancies on the Board, whether resulting from death, resignation, removal or other cause (and any newly created directorship resulting from an increase in the authorized number of directors), shall be filled only by the directors then in office, even if less than a quorum. As amended, this section provides that, with respect to vacancies resulting from an increase in the authorized number of directors, if the directors fail to fill any vacancy, the stockholders may fill the vacancy at the next annual meeting or any special meeting called for purpose of electing directors. Any director so elected or appointed to fill a vacancy shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified, except in the event of his or her earlier death, resignation or removal.
Article V, Section 5 (Record Date). This section was amended primarily to provide a procedure for the Board to establish the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting. The amended section provides that any person seeking to have the stockholders take action by written consent must submit a written request to the Board to fix a record date for such purpose. The Board then has 10 days to fix a record date for such purpose which may be no more than 10 days after the date of the Board resolution fixing the record date. This procedure is authorized by section 213 of the DGCL. In the absence of this procedure, the record date for determining stockholders entitled to take action by written consent would be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Company. Accordingly, a dissident stockholder would be able to initiate a consent solicitation without providing the Company with a full and fair opportunity to adequately respond and make informed recommendations to stockholders as to how to vote with respect to each of the consent proposals. The only advance notice that the Company would have that a consent solicitation was being planned would be the preliminary consent solicitation statement filed by the solicitor with the SEC.
Unlike many other companies, Impax has always permitted actions by written consent and has never taken any action to prevent stockholders from taking actions by written consent. The Board does not believe that the procedure for fixing the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting impedes the ability of stockholders to act by written consent and does not believe that it should have any material effect in preventing, hindering or discouraging the use of consent solicitations by dissident stockholders. In addition, under Section 228 of the DGCL, stockholders cannot be prevented from taking actions by written consent unless an amendment is made to the Company’s Certificate of Incorporation that is approved by an affirmative vote of the majority of the Company’s outstanding shares. The Company has never sought, and does not intend to seek, any such amendment.
Article V, Section 41 (Certificates of Stock). This section was amended to permit the use of uncertificated shares.
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In addition to the foregoing, the Restated Bylaws include “clean-up” changes, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and capitalization of defined terms.
The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Bylaws attached as Exhibit 3.1 to this report and incorporated by reference herein in its entirety.

Item 8.01 Other Events.

Stockholder Proposals and Nominations
As discussed, on June 29, 2009, the Board adopted various amendments to the Company’s Bylaws, including amendments requiring stockholders intending to (i) nominate persons for election to the Company’s Board of Directors at a meeting of stockholders, or (ii) bring other business before a meeting of stockholders (other than proposals sought to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) to provide the Company with timely and proper notice of such intention.

Pursuant to the Restated Bylaws, in order for a stockholder to bring a proposal (other than proposals sought to be included in the Company’s proxy statement pursuant to Rule 14a-8) before, or make a nomination at, the Company’s 2010 annual meeting of stockholders, such stockholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, the Company’s Secretary at the principal executive offices of the Company, located at 30831 Huntwood Ave., Hayward, CA 94544, no earlier than the close of business on January 19, 2010, and not later than the close of business on February 18, 2010, assuming the Company’s 2010 annual meeting of stockholders is held between April 19, 2010 and July 19, 2010.
The amendments to the Bylaws discussed herein do not affect the deadlines for stockholder proposals sought to be included in the Company’s proxy materials pursuant to Rule 14a-8 of the Exchange Act. Pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals may be included in the Company’s proxy materials for consideration at the 2010 annual meeting of stockholders so long as they are provided to the Company on a timely basis and satisfy the requirements and conditions set forth in Rule 14a-8. To be considered for inclusion in the Company’s proxy statement relating to the annual meeting of stockholders to be held in 2010, such proposal must be received by the Company at its principal executive offices located at 30831 Huntwood Ave., Hayward, CA 94544 no later than December 9, 2009.
The foregoing description of the applicable notice deadlines that must be met by stockholders intending to nominate a candidate for election to the Company’s Board of Directors at, or bring a proposal before, the Company’s 2010 annual meeting of stockholders does not purport to be a complete description of the advance-notice and advance-nomination provisions contained in the Restated Bylaws and such description is qualified by reference to the complete text of the Restated Bylaws attached as Exhibit 3.1 to this report. In addition to the requirement that the notice by the stockholder be timely, the Restated Bylaws contain additional requirements with respect to advance notice of stockholder proposals and/or director nominations, including who is eligible to provide such notices and what constitutes a proper form of notice of a nomination of a candidate for election to the Board and/or a stockholder proposal.

Promotional Services Agreement

The Company previously filed with the SEC a redacted version of the Promotional Services Agreement, dated as of January 19, 2006, with Shire US Inc. (the “Agreement”) in connection with the Company’s request for confidential treatment of certain information in the Agreement pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. On June 30, 2009, the period for which the SEC granted the Company’s request for confidential treatment of such information in the Agreement expired. The unredacted version of the Agreement is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Impax Laboratories, Inc., effective June 29, 2009.

10.1	Promotional Services Agreement, dated as of January 19, 2006, by and between Impax Laboratories, Inc. and Shire US Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2009

IMPAX LABORATORIES, INC.

By: /s/ Arthur A. Koch, Jr.
       Name: Arthur A. Koch, Jr.
       Title:   Senior Vice President, Finance, and
                   Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Impax Laboratories, Inc., effective June 29, 2009.

10.1	Promotional Services Agreement, dated as of January 19, 2006, by and between Impax Laboratories, Inc. and Shire US Inc.